UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     May 19, 2026

             Southern First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

                 South Carolina

(State or other jurisdiction of incorporation)

000-27719	58-2459561
(Commission File Number)	(IRS Employer Identification No.)

6 Verdae Boulevard, Greenville, SC	29607
(Address of principal executive offices)	(Zip Code)

                   (864) 679-9000

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SFST	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of shareholders of Southern First Bancshares, Inc. (the “Company”), was held on May 19, 2026 (the “Annual Meeting”). As of March 20, 2026, the record date of the Annual Meeting, 8,247,710 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 7,510,163 shares (91.05%) of Southern First’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on three proposals at the Annual Meeting:

1.	the election of 16 members to our board of directors to serve a one-year term;
2.	the non-binding resolution on our executive compensation policies and procedures; and
3.	the ratification of the appointment of Elliott Davis, LLC as our independent public accountant for the year ending December 31, 2026.

The following is a summary of the voting results for each matter presented to the shareholders:

1. Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non- Votes
Andrew B. Cajka	6,525,002	101,372	883,789
Jennifer S. Cluverius	6,612,256	14,118	883,789
Mark A. Cothran	6,601,342	25,032	883,789
Leighton M. Cubbage	6,538,966	87,408	883,789
Anne S. Ellefson	6,533,250	93,124	883,789
David G. Ellison	6,601,342	25,032	883,789
Darrin Goss, Sr.	6,612,228	14,146	883,789
Terry Grayson-Caprio	6,466,009	160,365	883,789
Tecumseh Hooper, Jr.	6,526,317	100,057	883,789
Rudolph G. Johnstone, III, M.D.	6,537,101	89,273	883,789
Ray A. Lattimore	5,771,553	854,821	883,789
Anna T. Locke	6,617,146	9,228	883,789
William A. Maner, IV	6,612,206	14,168	883,789
Billy McClatchey	6,612,667	13,707	883,789
James B. Orders, III	6,495,875	130,499	883,789
R. Arthur Seaver, Jr.	6,602,023	24,351	883,789

2. Approval of Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,504,371	115,546	6,457	883,789

3. Ratification of the Appointment of Elliott Davis, LLC

Votes For	Votes Against	Votes Abstained
7,438,028	72,135	-

ITEM 7.01. Regulation FD Disclosure.

On May 19, 2026, the Company made available the presentation (“Presentation”) prepared for the Company’s Annual Shareholders’ meeting. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that Presentation.

The information contained in this Item 7.01 of this Current Report, including the information set forth in the Presentation filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation for Southern First Bancshares, Inc. Annual Shareholders’ Meeting
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FIRST BANCSHARES, INC.

By:	/s/ Christian J. Zych
Name:	Christian J. Zych
Title:	Chief Financial Officer

May 20, 2026